UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2010

AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	36-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION
Item 2.02 Results of Operations and Financial Condition.
On October 29, 2010, American Axle & Manufacturing Holdings, Inc., (the “Company” or “AAM”) issued a press release regarding AAM's financial results for the three and nine months ended September 30, 2010. A copy of the press release is furnished as Exhibit 99.1.

SECTION 7 - REGULATION FD
Item 7.01 Regulation FD
AAM's 2010 Outlook:

•	AAM expects fourth quarter 2010 sales to range from $550 million - $575 million.

•	AAM expects full year 2010 sales to range from $2.2 billion to $2.3 billion

•
AAM's updated 2010 outlook is based on the anticipated launch schedule for AAM's new and incremental business backlog, the continued recovery in market demand for full-size pickups and SUVs and the assumption that the U.S. Seasonally Adjusted Annual Rate (“SAAR”) of light vehicle sales will range from 11.3 million - 11.5 million vehicle units in 2010.

•	AAM's updated 2010 outlook represents annual sales growth of approximately 45% - 50% on a year-over-year basis as compared to the full year 2009.

•
AAM expects to be profitable and generate earnings before interest expense, income taxes and depreciation and amortization (EBITDA) in the range of $330 million - $345 million or 14.5% - 15% of sales in 2010.

•
AAM believes that EBITDA is a meaningful measure of performance as it is commonly utilized by management and investors to analyze operating performance and entity valuation. AAM management, the investment community and the banking institutions routinely use EBITDA, together with other measures, to measure AAM's operating performance relative to other Tier 1 automotive suppliers. EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA differently.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our current expectations regarding AAM's U.S. SAAR outlook, new business backlog, sales outlook and EBITDA outlook, all of which are inherently uncertain and should be viewed with caution. Actual results and experience may differ materially due to many factors and risks that are described in the press release attached as Exhibit 99.1 and discussed in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. It is not possible to foresee or identify all such factors and we assume no obligation to update any forward-looking statements or to disclose any subsequent facts, events or circumstances that may affect their accuracy.

The information contained in this Current Report shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description		Method of Furnishing
99.1	Press release dated	October 29, 2010	Furnished with this Report

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	October 29, 2010	By:	/s/ Michael K. Simonte
Michael K. Simonte
Executive Vice President - Finance & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description		Page
99.1	Press release dated	October 29, 2010	6

5